QUARTERLY FINANCIAL INFORMATION (UNAUDITED) (Tables)	12 Months Ended
Dec. 30, 2017
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
Quarterly Financial Information

The following table sets forth selected financial information for all of the quarters, consisting of 13 and 14 weeks during the years ended December 30, 2017 and December 31, 2016, respectively, (in thousands, except per share data):

	First		Second		Third		Fourth
	2017	2016	2017	2016	2017	2016	2017	2016
Net sales	$846,130	$682,151	$1,072,375	$872,093	$1,056,586	$826,665	$966,091	$859,584
Gross profit	120,740	102,739	148,240	131,487	144,687	118,054	129,159	122,310
Net earnings	21,634	20,255	34,574	34,237	34,669	28,764	33,162	22,241
Net earnings attributable to controlling interest	21,062	19,212	33,642	33,398	33,693	27,819	31,115	20,750
Basic earnings per share	0.34	0.32	0.55	0.55	0.55	0.45	0.51	0.34
Diluted earnings per share	0.34	0.32	0.55	0.55	0.55	0.45	0.51	0.34